UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2006

WHO'S YOUR DADDY, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-33519	98-0360989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Camino del Rio North, Suite 1650, San Diego, CA 92108
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code
(619) 284-4807

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Termination of a Material Definitive Agreement

On March 1, 2006, the Marketing and Promotion Agreement entered into on August 4, 2005 between Who’s Your Daddy, Inc., a Nevada Corporation, and Rich Entertainment Inc, a California Corporation, (f/s/o/ Percy Miller) was deemed terminated.

For the complete terms of this “Termination Agreement” please see the “Termination of Rich Entertainment Inc, a California Corporation, (F/s/o/ Percy Miller) Marketing and Promotion Agreement” filed as an Exhibit to this Form 8-K.

A complete copy of the original “Marketing and Promotion Agreement” and related documents are filed with the SEC as exhibits to our Current Report on Form 8-K Dated August 10, 2006.

Section 9 - Financial Statements and Exbibits" before

Item 9.01 Financial Statements And Exhibits

(c ) Exhibits

Exhibit No.	Description
1.1	Termination of Rich Entertainment Inc, a California Corporation, (F/s/o/ Percy Miller) Marketing and Promotion Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHO'S YOUR DADDY, INC.

Date: March 7, 2006	By:	/s/ Dan Fleyshman
	Title:	Dan Fleyshman, President